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                                                                   EXHIBIT 10.19


                         FOX & HOUND OF LITTLETON, INC.

                          PLEDGE AND SECURITY AGREEMENT

         THIS PLEDGE AND SECURITY AGREEMENT ("Agreement") is entered into as of the 12th day of June, 2002, by _________________ (hereinafter referred to as the "Pledgor"), and TENT FINANCE, INC., a Delaware corporation ("TENT").

                                    RECITALS

A. Pledgor and TENT entered into that certain Stockholders Agreement dated June 12, 2002, (the "Stockholders Agreement"), whereby Pledgor is obligated to sell to Tent its shares in Fox & Hound of Littleton, Inc., a Colorado corporation (the "Shares") under certain circumstances.

B. TENT desires to secure Pledgor's obligations under the Stockholders Agreement by obtaining a security interest in the Shares.

C. The parties desire to set forth their respective rights and obligations in and to the Shares pledged as provided below.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

         1. Pledge and Security Interest. As security for the obligations of Pledgor to TENT, including without limitation Pledgor's obligations under the Stockholders Agreement, and all amendments and modifications thereto (the "Obligations"), together with any and all expenses which may be incurred by TENT in collecting any or all of the Obligations or in enforcing any rights hereunder (all such expenses being hereinafter referred to as the "Expenses"), and for other good and valuable consideration the Pledgor hereby grants a security interest in, pledges, hypothecates, assigns, transfers, sets over, and delivers unto the TENT the Shares, all proceeds thereof, including, but not limited to, all securities acquired with any such proceeds (the "Pledged Shares"), and the certificates for the Pledged Shares accompanied by stock powers covering such certificates executed in blank together with shares represented thereby and all cash securities, dividends, or other property, at any time and from time to time received, receivable, or otherwise distributed in respect of or in exchange for any or all of such shares (all of the foregoing being herein collectively called the "Collateral").

         TO HAVE AND TO HOLD, the Collateral together with all rights, titles, interests, powers, privileges and preferences appertaining or incidental thereto, unto TENT, its successors and assigns, forever as security for the Obligations and Expenses, subject, however, to the terms, covenants and conditions hereinafter set forth.

         2. Representations and Warranties. The Pledgor represents and warrants as follows:



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                  a. The Pledged Shares have been or when issued will be duly and validly authorized, executed and issued, and the Pledgor owns or will own the same beneficially free and clear of any liens, charges or encumbrances thereon or affecting the title thereto, except as set forth in the Stockholders Agreement.

                  b. Pledgor has good right and lawful authority to pledge and deposit the Collateral as provided herein and warrants and will preserve and defend all right, title and interest in and to the Collateral delivered to TENT hereunder against the claims of all persons and will maintain and preserve the lien hereof as long as this Agreement shall remain in full force and effect.

         3. Appointment of Agents; Registration in Nominee Name. TENT shall have the right to appoint one or more agents for the purpose of retaining physical possession of the certificates representing or evidencing the Collateral, which may be held (in the discretion of TENT) in the name of the Pledgor, endorsed or assigned in blank or in favor of TENT, or in the name of TENT or any nominee or nominees of TENT or an agent appointed by TENT. In addition to all other rights possessed by TENT, TENT may from time to time after the occurrence of an Event of Default (hereinafter defined), or an event which with the giving of notice or the lapse of time, or both, would be such an Event of Default, at TENT's sole discretion and without notice to the Pledgor, take any or all of the following actions: (i) transfer all or any part of the Collateral into the name of TENT or its nominee, with or without disclosing that such Collateral is subject to the lien and security interest hereunder; (ii) take control of any proceeds of any of the Collateral; and (iii) exchange certificates or instruments representing or evidencing Collateral for certificates or instruments of smaller or larger denominations for any purpose consistent with its performance of this Agreement.

         4. Voting Rights, Dividends, Replacement of Collateral.

                  a. So long as there has not occurred an Event of Default, or an event which with the giving of notice or the lapse of time, or both, would be such an Event of Default, the Pledgor shall be entitled to exercise any and all voting rights and powers relating or pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement.

                  b. So long as there has not occurred an Event of Default, or an event which with the giving of notice or the lapse of time, or both, would be such an Event of Default, the Pledgor shall receive and be entitled to retain any and all cash dividends and distributions, if any, paid on the Collateral. Any and all stock and/or liquidating dividends, distributions in property, redemptions or other distributions made on or in respect of the Collateral, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of the issuer thereof or received in exchange for Collateral or any part thereof or as a result of any merger, consolidation, acquisition, or other exchange of assets to which such issuer or the Pledgor may be a party or otherwise, and any and all cash and other property received in payment of the principal of or in redemption of or in exchange for any Collateral (either upon call for



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         redemption or otherwise), shall become part of the Collateral and, if received by the Pledgor, shall be held in trust for the benefit of TENT and shall forthwith be delivered to TENT or its designated agent (accompanied by proper instruments of assignment and/or stock powers executed by Pledgor in accordance with TENT's instructions) to be held subject to the terms of this Agreement.

                  c. Upon the occurrence of an Event of Default, or an event which with the giving of notice or the lapse of time, or both, would be such an Event of Default, at the option of TENT, (i) all rights of the Pledgor to exercise the voting rights and powers which he is entitled to exercise pursuant to Section 4.a shall cease, and all such rights shall thereupon become vested in TENT, which shall have the sole and exclusive right and authority to exercise such voting and/or consensual rights and powers, and (ii) TENT shall receive and be entitled to retain any and all cash dividends and distributions, if any, paid in respect of the Collateral. Any and all money and other property paid over to or received by TENT pursuant to the provisions of Section 4.b above shall be retained by TENT as part of the Collateral and be applied in accordance with the provisions hereof.

         5. Remedies Upon Default. Upon the occurrence of an Event of Default by the Pledgor in any Obligation when due (whether by acceleration or otherwise), then, in addition to having the right to exercise any rights and remedies of a secured party upon default under the Uniform Commercial Code in effect in the State of Kansas, TENT may, without being required to give any notice to the Pledgor, transfer the Shares to the name of TENT or its nominee for the price as established in the Stockholders Agreement, and apply such amount and any other amounts held by it hereunder pursuant to Section 4 hereof to the payment in full of the Obligations and all other indebtedness referred to in Section 6 hereof in the order and manner specified therein.

         6. Application of Proceeds of Collateral Sale. TENT shall apply all cash held by it pursuant to Section 4 hereof and the proceeds from the redemption of the Collateral as follows:

                  First: to the payment of the Expenses, including costs and expenses of such sale or the collection of such cash, including the out-of-pocket expenses of TENT and, to the extent permitted by law, the reasonable fees and out-of-pocket expenses of counsel employed in connection therewith, and to the payment of all advances made by TENT for the account of the Pledgor hereunder and the payment of all costs and expenses incurred by TENT in connection with the administration and enforcement of this Agreement;

                  Second: the balance, if any, of such proceeds shall be paid to the Pledgor or his assigns, or as a court of competent jurisdiction may direct.

         7. Agent Appointed Attorney-in-Fact. The Pledgor hereby irrevocably appoints TENT the Pledgor's attorney-in-fact for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which TENT may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, TENT shall, to the extent permitted under
Section 4 hereof, have the right and power to receive, endorse and collect



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all checks and other orders for the payment of money made payable to the Pledgor representing any dividend, interest payment or other distribution payable or distributable in respect of the Collateral or any part thereof and to give full discharge for the same. The power of attorney granted hereby shall be deemed to be coupled with an interest shall be irrevocable and shall survive and be unimpaired by the death, incompetence, or disability of Pledgor.

         8. Miscellaneous.

                  a. No Waiver. No failure on the part of TENT to exercise, and no delay in exercising, any right, power, or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power, or remedy by TENT preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and not exclusive of any other remedies provided by law. TENT may extend or renew the Obligations, and grant releases, compromises, or indulgences with respect to the Obligations or any extension or renewal thereof or any security therefor or to any obligor hereunder or thereunder, and no such action shall impair TENT's rights hereunder.

                  b. Termination. This Agreement shall terminate when the Obligations have been fully performed and paid, at which time TENT shall reassign and redeliver (or cause to be so reassigned and redelivered) to the Pledgor, without recourse or warranty and at the expense of the Pledgor against receipt, such of the Collateral (if any) as shall not have been sold or otherwise applied by TENT pursuant to the terms hereof and which is still held by TENT hereunder together with appropriate instruments of reassignment and release.

                  c. Addresses for Notices, Etc. All notices, requests, demands, directions, and other communications provided for hereunder shall be in writing (including telegraphic communication) and mailed or telegraphed or delivered to the applicable party at the addresses indicated below:

                  If to Pledgor:

                           -----------------------------

                           -----------------------------

                  If to TENT:

                           9300 E. Central Ave., Suite 100
                           Wichita, Kansas 67206

         or as to either party, to such other address as such party shall specify by a notice in writing to the other parties.

                  d. Further Assurances. The Pledgor agrees to do such further reasonable acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as TENT may at any time request in connection with the administration or enforcement of this Agreement (including, without limitation, to aid



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         TENT in the sale of all or any part of the Collateral) or related to the Collateral or any part thereof or in order better to assure and confirm unto TENT its rights, powers and remedies hereunder. The Pledgor hereby consents and agrees that the issuer of the Collateral, or any registrar or transfer agent for any of the Collateral, shall be entitled to accept the provisions hereof as conclusive evidence of the right of TENT to effect any transfer pursuant to Section 2, notwithstanding any other notice or direction to the contrary theretofore or hereafter given by the Pledgor or any other person to such issuer or to any such registrar or transfer agent.

                  e. Binding Agreement; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective legal representatives, heirs, successors, and assigns, except that the Pledgor shall not be permitted to assign this Agreement or any interest herein or in the Collateral, or any part thereof, or otherwise pledge, encumber or grant any option with respect to the Collateral, or any part thereof, or any cash or property held by TENT as Collateral under this Agreement.

                  f. Governing Law; Amendments. This Agreement shall be governed by the laws of the State of Kansas. No provision of this Agreement may be amended, waived or modified, nor may any of the Collateral be released, unless specifically provided for herein, except in writing signed by TENT.

                  g. Headings. Paragraph headings used herein are for convenience only and shall not affect the construction of this Agreement.

         9. Definitions. "Event of Default" shall include, but not be limited to any failure of Pledgor to comply with any of the covenants, agreements, or obligations contained in the Stockholders Agreement, or any other writing with TENT, as amended from time to time.

         10. Stock Purchase Agreement. Except as set forth herein, when in conflict with the terms of the Stockholders Agreement, the terms of this Agreement shall control.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                           -------------------------------------
                                           [Name]

                                                 "Pledgor"

                                            TENT FINANCE, INC.


                                            By
                                              ----------------------------------
                                            Its:
                                                --------------------------------


                                                   "TENT"




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